Exhibit 10.5

Agreement of Amendment

dated as of

September 30, 2013

In accordance with Section 11.02 of the Master Repurchase Agreement (the “MR Agreement”) dated as of March 30, 2011, between Excel Mortgage Servicing, Inc. a California corporation as the Seller and Alliance Bank of Arizona, a division of Western Alliance Bank as the Buyer, the following amendments to the MR Agreement shall take effect upon execution of this Agreement of Amendment by both the Seller and the Buyer (the “Amendment”).

Section 1.  Amendments.

(a)                              Schedule 4, FINANCIAL COVENANTS, item 3.  Liquidity Percentage. is hereby amended by deleting the “item 3” in its entirety.

(b)                              Schedule 4, FINANCIAL COVENANTS, item 4.  Minimum Liquidity. is hereby amended by deleting the “item 4” in its entirety and inserting the following in lieu thereof:

“4.  Minimum Liquidity.  The liquidity referenced in Section 7.14 of this Agreement is $7,500,000.00. Liquidity is defined as Cash or Cash Equivalents that is not restricted or pledged to another creditor.”

Section 2.  Waiver/No Default.

The Buyer hereby waives, concurrent with the effectiveness of the MR Agreement as of May 30, 2011, 2013, compliance with the Financial Covenants, Schedule 4, Section 3 (Liquidity Percentage) for the fiscal quarter ended June 30, 2013.  On the effective date of this Amendment, no Default or Event of Default shall have occurred and be continuing under the MR Agreement and each of the representations and warranties of Seller made in the MR Agreement shall be true and correct.

Section 3.  Limited Effect.

Except as expressly amended, waived and modified by this Amendment, the MR Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.  The execution of this Amendment by the Buyer shall not operate as a waiver of any of its rights, powers or privileges under the MR Agreement or any related document.

Section 4.  Counterparts.

This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart thereof.

Section 5.  GOVERNING LAW.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ARIZONA.

SELLER		BUYER
Excel Mortgage Servicing, Inc.		ALLIANCE BANK OF ARIZONA, A DIVISION OF WESTERN ALLIANCE BANK

By:	/s/ Todd Taylor	By:	/s/ Albert Thuma
Name:	Todd Taylor	Name:	Albert Thuma
Title:	Executive Vice President, CFO	Title:	Vice President
Date:	9/30/13	Date:	9/30/13

SELLER
Excel Mortgage Servicing, Inc.

By:	/s/ William Ashmore
Name:	William Ashmore
Title:	President, COO
Date:	9/30/13

QUARTERLY COMPLIANCE CERTIFICATE

SELLER:	Excel Mortgage Servicing, Inc.
BUYER:	Alliance Bank of Arizona, A Division of Western Alliance Bank
TODAY’S DATE:	/ /201
REPORTING PERIOD ENDED:	month(s) ended / /201

This certificate is delivered to the Buyer under the Master Repurchase Agreement dated effective as of March 30, 2011 between the Seller and Alliance Bank of Arizona, A Division of Western Alliance Bank (the “Agreement”), all the defined terms of which have the same meanings when used herein.

I hereby certify that: (a) I am, and at all times mentioned herein have been, the duly elected, qualified, and acting officer of Seller designated below; (b) to the best of my knowledge, the Financial Statements of Seller from the period shown about (the “Reporting Period”) and which accompany this certificate were prepared in accordance with GAAP and present fairly the financial condition of Seller as of the end of the Reporting Period and the results of its operations for the Reporting Period; (c) all of the representations and warranties made by the Seller in Article V of the Agreement are true and correct in all material respects on the date of this certificate as if made on this date; (d) a review of the Agreement and of the activities of Seller during the Reporting Period has been made under my supervision with a view to determining Seller’s compliance with the covenants, requirements, terms, and conditions of the Agreement, and such review has not disclosed the existence during or at the end of the Reporting Period (and I have no knowledge of the existence as of the date hereof) of any Default or Event of Default, except as disclosed herein (which specifies the nature and period of existence of each Default or Event of Default, if any, and what action Seller has taken, is taking, and proposes to take with respect to each); and (e) the calculations described herein evidence that the Seller is in compliance with the requirements of the Agreement at the end of the Reporting Period (or if Seller is not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions Seller proposes to take with respect thereto).

Excel Mortgage Servicing, Inc.
By:
Name:
Title:

SELLER:	Excel Mortgage Servicing, Inc.
REPORTING PERIOD ENDED:	/ /201

All financial calculations set forth herein are as of the end of the Reporting Period.

I.                                        TANGIBLE NET WORTH

The Tangible Net Worth of Seller is:
Total Assets:	$
Minus: Amounts Due from Affiliates	$
Minus: 25% of Capitalized Mortgage Servicing Rights	$
Minus: Total Liabilities:	$
TANGIBLE NET WORTH:	$
REQUIRED MINIMUM	$20,000,000
In compliance?	☐Yes ☐No

II.                                   LEVERAGE RATIO

Total Liabilities:	$
Minus: Subordinated Debt	($ )
ADJUSTED TOTAL LIABILITIES
Tangible Net Worth
Plus: Subordinated Debt:
ADJUSTED TANGIBLE NET WORTH	$
ADJ. TOTAL LIABILTIES / ADJ. TANGIBLE NET WORTH :	:1
MAXIMUM PERMITTED	15:1
In compliance?	☐Yes ☐No

III.                              MINIMUM LIQUIDITY

Unencumbered Cash and Cash Equivalents	$
MINIMUM REQUIRED	$7,000,000
In compliance?	☐Yes ☐No

IV.                               MINIMUM PROFITABILITY

Quarter End Net Profit	$
Year-to-Date Net Profit	$
MINIMUM REQUIRED	$250,000 per quarter
In compliance?	☐Yes ☐No

V.                                    OTHER REQUESTED INFORMATION

Total Liabilities under all warehouse and repurchase facilities:	$
Early Purchase Facilities:	$

Total dollar value of funded loan volume (Month or Quarter)	$
Total number of loan units volume (Month or Quarter)	$

VI.                               DEFAULTS OR EVENTS OF DEFAULT

Disclose nature and period of existence and action being taken in connection therewith; if none, write “None”: